SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 18, 2002


                          IMAGISTICS INTERNATIONAL INC.
      -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                   1-16449              06-1611068
     ---------------------------   -----------------       --------------
    (State or Other Jurisdiction  (Commission File Number) (IRS Employer
     of Incorporation)                                      ID Number)


      100 Oakview Drive
     Trumbull, Connecticut                                         06611
------------------------------------------------           ---------------------
(Address of Principal Executive Offices)                         (Zip Code)




              Registrant's telephone number, including area code: (203) 365-7000
                                                                  --------------


                  ---------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

On September 18, 2002 Michael J. Critelli notified the registrant of his intention to resign from the Board of Directors of the registrant and its Governance Committee effective as September 30, 2002. Mr. Critelli's letter of resignation noted that, under pending SEC rulemaking, he would not be considered to be independent and would not be able to continue to participate as a member of the registrant's board committees. Mr. Critelli expressed no disagreement with the registrant on any matter relating to its operations, policies or practices. A copy of Mr. Critelli's letter of resignation is furnished herein as
Exhibit 99.1.

The information in this report (including the Exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2002

                          Imagistics International Inc.

                          By:      /s/ Mark S. Flynn
                              --------------------------
                          Name:  Mark S. Flynn
                          Title: Vice President, General Counsel
                                 and Secretary